Exhibit 99.1

EARNINGS RELEASE

CONTACT

Denis J. Duncan

Chief Financial Officer

(615) 732-7492

CapStar Financial Holdings, Inc. Reports Third Quarter 2020 Results

NASHVILLE, TN, October 22, 2020 GlobeNewswire -- CapStar Financial Holdings, Inc. (“CapStar”) (NASDAQ:CSTR) today reported third quarter net income of $7.5 million and pre-tax pre-provision income of $11.7 million.  Diluted earnings per share were $0.34, a decrease of $0.01 from the third quarter of 2019. Return on average assets and return on average equity for the third quarter of 2020 was 0.98% and 9.26%, respectively.

Excluding merger-related charges of $2.5 million, diluted operating(1) earnings per share were $0.43, an increase of $0.07 from the third quarter of 2019. On an operating basis, return on average assets was 1.22% and return on average tangible common equity was 13.76%.  Net income and operating earnings for the quarter include a loss on previously terminated interest rate swaps of $1.9 million which will improve earnings through mid-2023 by approximately $700,000 per year, gain on sale of $394,000 for two dormant branches acquired in the Athens Federal acquisition, and provision for loan losses of $2.1 million.

“I am extremely proud of our team and continued accomplishments during what has been an unexpected and challenging year,” said Timothy K. Schools, President and Chief Executive Officer.  “Through a difficult economic and interest rate environment, we have remained focused on taking care of our customers, practicing sound risk management, and producing strong pre-tax pre-provision income, while continuing to invest in growth.  This quarter, our operating pre-tax pre-provision income to assets, excluding the swap related expense and branch gain on sale, rose to 2.06%.  This is the result of record mortgage banking revenue as well as improvements within the overall bank.  Importantly, we have made significant investments in growth with our Knoxville expansion, hiring of additional Middle Tennessee Relationship Managers, and our FCB acquisition.  Each of these present a substantial opportunity and have begun to capitalize on our non-customer PPP relationships.”

“While the economic and political outlook remain uncertain, we are observing stabilization and a gradual increase in economic activity.  Our credit quality remains strong as a result of sound underwriting, proactive portfolio management, and the benefits of economic stimulus.  As anticipated, we have seen an increase in our criticized loans due to the pandemic.  However, past dues remain stable and loan deferrals are now in place for only about 40 customers totaling 4.7% of total loans held for investment.  It has been inspiring to observe the commitment our employees have to serving our customers, communities, and shareholders during this challenging time.  Our team is energized and excited to build on the momentum we have put into place over the past year.”

Profitability

•	Operating annualized pre-tax pre-provision income to average assets for the three months ended September 30, 2020 was 1.86% compared to 1.70% for the same period in 2019.
•	Operating annualized return on average assets for the three months ended September 30, 2020 was 1.22% compared to 1.31% for the same period in 2019.

(1) Operating measures exclude merger-related expenses unrelated to CapStar’s normal operations. For a discussion and reconciliation of the Non-GAAP operating measures that exclude merger-related costs unrelated to CapStar’s normal operations, see the section titled “Non-GAAP Disclaimer” and the Non-GAAP financial measures section of the financial statements.

•	Operating annualized return on average tangible equity for the three months ended September 30, 2020 was 13.76% compared to 11.83% for the same period in 2019.
•

Adjusted for the terminated interest rate swaps, net interest margin was 2.98% compared to 3.66% for the same period in 2019. Increased cash due to significant deposit growth since March 31, 2020 negatively impacted net interest margin by 42 bps.

•	The operating efficiency ratio for the three months ended September 30, 2020 was 58.59% compared to 64.08% for the same period in 2019.

Growth

•	Pre-tax pre-provision earnings for the quarter ended September 30, 2020 increased 39.3% to $11.7 million, compared to $8.4 million for the quarter ended September 30, 2019.
•	Deposit growth for the quarter ended September 30, 2020, was $80.6 million or 12.8% annualized, subsequent to the FCB acquisition.
•	Loan growth for the quarter ended September 30, 2020, was $17.5 million or 3.7% annualized, subsequent to the FCB acquisition.
•	Tangible book value per share for the quarter ended September 30, 2020 increased 6.2% to $12.92, compared to $12.17 for the quarter ended September 30, 2019.

Soundness

•	The total risk-based capital ratio was 15.96% at September 30, 2020 compared to 13.46% at September 30, 2019.
•	The allowance for loan losses plus the fair value mark on acquired loans to total loans, less PPP loans, was 1.61%.
•	Non-performing assets to total loans and OREO were 0.16% at September 30, 2020 compared to 0.19% at September 30, 2019.
•	Annualized net charge offs to average loans were (0.00)% for the three months ended September 30, 2020 compared to (0.01)% for the same period in 2019.

Dividend

On October 22, 2020, the board of directors of CapStar approved a quarterly dividend of $0.05 per common share that will be paid on November 25, 2020 to shareholders of record of CapStar’s common stock as of the close of business on November 11, 2020.

Conference Call and Webcast Information

CapStar will host a conference call and webcast at 9:00 a.m. Central Time on Friday, October 23, 2020. During the call, management will review the third quarter results and operational highlights. Interested parties may listen to the call by dialing (844) 412-1002. The conference ID number is 5490625. A simultaneous webcast may be accessed on CapStar’s website at ir.capstarbank.com by clicking on “News & Events.” An archived version of the webcast will be available in the same location shortly after the live call has ended.

About CapStar Financial Holdings, Inc.

CapStar Financial Holdings, Inc. is a bank holding company headquartered in Nashville, Tennessee and operates primarily through its wholly owned subsidiary, CapStar Bank, a Tennessee-chartered state bank. CapStar Bank is a commercial bank that seeks to establish and maintain comprehensive relationships with its clients by delivering customized and creative banking solutions and superior client service. As of September 30, 2020, on a consolidated basis, CapStar had total assets of $3.02 billion, total loans of $1.91 billion, total deposits of $2.62 billion, and shareholders’ equity of $333.9 million. Visit www.capstarbank.com for more information.

FORWARD-LOOKING STATEMENTS

All statements, other than statements of historical fact, included in this release and any oral statements made regarding the subject of this release, including in the conference call referenced herein, that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are “forward-looking statements“ within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1955. The words “expect“, “anticipate”, “intend”, “may”, “should”, “plan”, “believe”, “seek“, “estimate“ and similar expressions are intended to identify such forward-looking statements, but other statements not based on historical information may also be considered forward-looking statements. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors that could cause the actual results to differ materially from the statements, including, but not limited to: (I) deterioration in the financial condition of borrowers of the Company and its subsidiaries, resulting in significant increases in loan losses and provisions for those losses; (II) the effects of the emergence of widespread health emergencies or pandemics, including the magnitude and duration of the Covid-19 pandemic and its impact on general economic and financial market conditions and on the Company’s customer’s business, results of operations, asset quality and financial condition; (III) the ability to grow and retain low-cost, core deposits and retain large, uninsured deposits, including during times when the Company is seeking to lower rates it pays on deposits; (IV) the impact of competition with other financial institutions, including pricing pressures and the resulting impact on the Company’s results, including as a result of compression to net interest margin; (V) fluctuations or differences in interest rates on loans or deposits from those that the Company is modeling or anticipating, including as a result of the Company’s inability to better match deposit rates with the changes in the short term rate environment, or that affect the yield curve; (VI) difficulties and delays in integrating required businesses or fully realizing cost savings or other benefits from acquisitions; (VII) the Company‘s ability to profitably grow its business and successfully execute on its business plans; (VIII) any matter that would cause the Company to conclude that there was impairment of any asset, including goodwill or other intangible assets; (IX) the vulnerability of the Company’s network and online banking portals, and the systems of customers or parties with whom the Company contracts, to unauthorized access, computer viruses, phishing schemes, spam attacks, human error, natural disasters, power loss and other security breaches; (X) the availability of and access to capital; (XI) adverse results (including costs, fines, reputational harm, inability to obtain necessary approvals, and/or other negative affects) from current or future litigation, regulatory examinations or other legal and/or regulatory actions, including as a result of the Company’s participation in and execution of government programs related to the Covid-19 pandemic; and (XII) general competitive, economic, political and market conditions. Additional factors which could affect the forward-looking statements can be found in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, filed with the SEC. The Company disclaims any obligation to update or revise any forward-looking statements contained in this press release (we speak only as of the date hereof ), whether as a result of new information, future events, or otherwise.

NON-GAAP MEASURES

This release includes financial information determined by methods other than in accordance with generally accepted accounting principles (“GAAP”). This financial information includes certain operating performance measures, which exclude merger-related and other charges that are not considered part of recurring operations. Such measures include: “Efficiency ratio – operating,” “Expenses – operating,” “Earnings per share – operating,” “Diluted earnings per share – operating,” “Tangible book value per share,” “Return on common equity – operating,” “Return on tangible common equity – operating,” “Return on assets – operating,” and “Tangible common equity to tangible assets.”

Management has included these non-GAAP measures because it believes these measures may provide useful supplemental information for evaluating CapStar’s underlying performance trends. Further, management uses these measures in managing and evaluating CapStar’s business and intends to refer to them in discussions about our operations and performance. Operating performance measures should be viewed in addition to, and not as an alternative to or substitute for, measures determined in accordance with GAAP, and are not necessarily comparable to non-GAAP measures that may be presented by other companies. To the extent applicable, reconciliations of these non-GAAP measures to the most directly comparable GAAP measures can be found in the ‘Non-GAAP Reconciliation Tables’ included in the exhibits to this presentation.

CAPSTAR FINANCIAL HOLDINGS, INC. AND SUBSIDIARY

Consolidated Statements of Income (unaudited) (dollars in thousands, except share data)

Third quarter 2020 Earnings Release

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2020	2019	2020	2019
Interest income:
Loans, including fees	$22,796	$21,005	$61,620	$62,596
Securities:
Taxable	1,193	1,028	3,465	3,540
Tax-exempt	343	354	975	1,093
Federal funds sold	—	1	—	26
Restricted equity securities	139	183	421	584
Interest-bearing deposits in financial institutions	171	645	640	1,502
Total interest income	24,642	23,216	67,121	69,341
Interest expense:
Interest-bearing deposits	640	2,102	3,371	5,523
Savings and money market accounts	2,537	1,944	4,819	5,445
Time deposits	1,299	1,887	4,197	5,917
Federal funds purchased	—	—	—	4
Securities sold under agreements to repurchase	—	—	—	5
Federal Home Loan Bank advances	116	127	348	1,281
Subordinated notes	394	—	394	—
Total interest expense	4,986	6,060	13,129	18,175
Net interest income	19,656	17,156	53,992	51,166
Provision for loan losses	2,119	(125)	11,295	761
Net interest income after provision for loan losses	17,537	17,281	42,697	50,405
Noninterest income:
Treasury management and other deposit service charges	1,064	788	2,531	2,399
Net gain (loss) on sale of securities	34	—	74	(108)
Tri-Net fees	668	847	2,528	2,511
Mortgage banking income	9,686	2,679	19,063	7,151
Wealth management fees	382	379	1,162	1,018
Interchange and debit card transaction fees	936	754	2,389	2,323
Other noninterest income	2,034	1,341	3,753	3,261
Total noninterest income	14,804	6,788	31,500	18,555
Noninterest expense:
Salaries and employee benefits	12,949	9,229	33,256	26,224
Data processing and software	2,353	1,790	6,317	5,126
Professional fees	638	528	1,854	1,571
Occupancy	999	858	2,615	2,550
Equipment	864	1,012	2,295	2,890
Regulatory fees	397	18	893	564
Merger related expenses	2,548	187	3,286	2,491
Amortization of intangibles	539	408	1,300	1,258
Other operating	1,452	1,501	4,067	4,054
Total noninterest expense	22,739	15,531	55,883	46,728
Income before income taxes	9,602	8,538	18,314	22,232
Income tax expense	2,115	2,072	3,299	5,231
Net income	$7,487	$6,466	$15,015	$17,001
Per share information:
Basic net income per share of common stock	$0.34	$0.36	$0.77	$0.96
Diluted net income per share of common stock	$0.34	$0.35	$0.77	$0.91
Weighted average shares outstanding:
Basic	21,948,579	17,741,778	19,558,281	17,729,518
Diluted	21,960,490	18,532,479	19,583,448	18,670,280

This information is preliminary and based on CapStar data available at the time of this earnings release.

CAPSTAR FINANCIAL HOLDINGS, INC. AND SUBSIDIARY

Selected Quarterly Financial Data (unaudited) (dollars in thousands, except share data)

Third quarter 2020 Earnings Release

	Five Quarter Comparison
	9/30/20	6/30/20	3/31/20	12/31/19	9/30/19
Income Statement Data:
Net interest income	$19,656	$17,675	$16,661	$16,581	$17,156
Provision for loan losses	2,119	1,624	7,553	—	(125)
Net interest income after provision for loan losses	17,537	16,051	9,108	16,581	17,281
Treasury management and other deposit service charges	1,064	691	775	736	788
Net gain on sale of securities	34	13	27	9	—
Tri-Net fees	668	1,260	599	274	847
Mortgage banking income	9,686	7,123	2,253	2,316	2,679
Wealth management fees	382	374	407	407	379
Interchange and debit card transaction fees	936	729	724	928	754
Other noninterest income	2,034	633	1,089	1,049	1,341
Total noninterest income	14,804	10,823	5,874	5,719	6,788
Salaries and employee benefits	12,949	12,305	8,002	9,318	9,229
Data processing and software	2,353	2,100	1,864	1,835	1,790
Professional fees	638	581	636	531	528
Occupancy	999	797	820	795	858
Equipment	864	680	751	834	1,012
Regulatory fees	397	333	163	28	18
Merger related expenses	2,548	448	290	163	187
Amortization of intangibles	539	375	386	397	408
Other operating	1,452	1,315	1,299	1,365	1,501
Total noninterest expense	22,739	18,934	14,211	15,266	15,531
Net income before income tax expense	9,602	7,940	771	7,034	8,538
Income tax (benefit) expense	2,115	1,759	(575)	1,613	2,072
Net income	$7,487	$6,181	$1,346	$5,421	$6,466
Weighted average shares - basic	21,948,579	18,307,083	18,392,913	18,350,994	17,741,778
Weighted average shares - diluted	21,960,490	18,320,006	18,443,725	18,443,916	18,532,479
Net income per share, basic	$0.34	$0.34	$0.07	$0.30	$0.36
Net income per share, diluted	0.34	0.34	0.07	0.29	0.35
Balance Sheet Data (at period end):
Cash and cash equivalents	$455,925	$368,820	$91,450	$101,269	$154,021
Securities available-for-sale	308,337	223,034	219,213	213,129	203,500
Securities held-to-maturity	2,413	2,699	3,306	3,313	3,319
Loans held for sale	198,603	129,807	186,937	168,222	129,613
Total loans	1,906,603	1,592,725	1,446,835	1,420,102	1,411,768
Allowance for loan losses	(23,167)	(21,035)	(20,114)	(12,604)	(12,828)
Total assets	3,024,348	2,445,172	2,072,585	2,037,201	2,033,911
Non-interest-bearing deposits	716,707	546,974	442,789	312,096	352,266
Interest-bearing deposits	1,900,835	1,548,591	1,320,920	1,417,355	1,379,497
Federal Home Loan Bank advances and other borrowings	39,418	39,464	10,000	10,000	10,000
Total liabilities	2,690,453	2,163,222	1,796,795	1,764,155	1,765,829
Shareholders' equity	$333,895	$281,950	$275,790	$273,046	$268,082
Total shares of common stock outstanding	21,947,805	18,302,188	18,307,802	18,361,922	18,343,403
Book value per share of common stock	$15.21	$15.41	$15.06	$14.87	$14.61
Tangible book value per share of common stock*	12.92	13.02	12.66	12.45	12.17
Market value per share of common stock	$9.81	$12.00	$9.89	$16.65	$16.58
Capital ratios:
Total risk based capital	15.96%	16.76%	13.68%	13.45%	13.46%
Tier 1 risk based capital	13.39%	13.76%	12.56%	12.73%	12.71%
Common equity tier 1 capital	13.39%	13.76%	12.56%	12.73%	12.71%
Leverage	9.23%	10.08%	11.23%	11.37%	11.24%

_____________________

*This metric is a non-GAAP financial measure.  See Non-GAAP disclaimer in this earnings release and below for discussion and reconciliation to the most directly comparable GAAP financial measure.

This information is preliminary and based on CapStar data available at the time of this earnings release.

CAPSTAR FINANCIAL HOLDINGS, INC. AND SUBSIDIARY

Selected Quarterly Financial Data (unaudited) (dollars in thousands, except share data)

Third quarter 2020 Earnings Release

	Five Quarter Comparison
	9/30/20	6/30/20	3/31/20	12/31/19	9/30/19
Average Balance Sheet Data:
Cash and cash equivalents	$526,409	$257,709	$114,272	$115,100	$129,114
Investment securities	323,689	238,762	226,537	225,265	211,460
Loans held for sale	156,123	176,193	180,401	140,731	101,835
Loans	1,906,449	1,560,626	1,421,256	1,431,027	1,445,755
Assets	3,043,847	2,350,021	2,059,306	2,030,231	2,005,950
Interest bearing deposits	1,957,259	1,519,877	1,411,666	1,388,496	1,370,988
Deposits	2,648,465	2,031,924	1,735,635	1,711,021	1,704,873
Federal Home Loan Bank advances and other borrowings	39,431	10,966	20,989	22,391	12,174
Liabilities	2,722,341	2,068,408	1,780,756	1,758,663	1,739,509
Shareholders' equity	321,506	281,614	278,550	271,568	266,441
Performance Ratios:
Annualized return on average assets	0.98%	1.06%	0.26%	1.06%	1.28%
Annualized return on average equity	9.26%	8.83%	1.94%	7.92%	9.63%
Net interest margin (1)	2.72%	3.23%	3.50%	3.49%	3.66%
Annualized Noninterest income to average assets	1.93%	1.85%	1.15%	1.12%	1.34%
Efficiency ratio	65.99%	66.44%	63.06%	68.46%	64.87%
Loans by Type (at period end):
Commercial and industrial	$648,018	$621,541	$447,311	$394,408	$382,816
Commercial real estate - owner occupied	164,336	147,682	166,652	172,456	169,370
Commercial real estate - non-owner occupied	480,106	408,402	378,170	387,443	407,378
Construction and development	176,751	117,830	141,087	143,111	132,222
Consumer real estate	350,238	238,696	248,243	256,097	254,736
Consumer	42,104	27,542	27,739	28,426	29,059
Other	45,050	31,032	37,633	38,161	36,187
Asset Quality Data:
Allowance for loan losses to total loans	1.22%	1.32%	1.39%	0.89%	0.91%
Allowance for loan losses to non-performing loans	787%	705%	550%	861%	754%
Nonaccrual loans	$2,945	$2,982	$3,658	$1,464	$1,701
Troubled debt restructurings	1,886	1,228	1,306	2,717	2,725
Loans - over 89 days past due and accruing	541	639	399	38	551
Total non-performing loans	2,945	2,982	3,658	1,464	1,701
OREO and repossessed assets	171	147	147	1,044	914
Total non-performing assets	3,116	3,129	3,805	2,508	2,615
Non-performing loans to total loans	0.15%	0.19%	0.25%	0.10%	0.12%
Non-performing assets to total assets	0.10%	0.13%	0.18%	0.12%	0.13%
Non-performing assets to total loans and OREO	0.16%	0.20%	0.26%	0.18%	0.19%
Annualized net charge-offs (recoveries) to average loans	(0.00)%	0.18%	0.01%	0.06%	(0.01)%
Net charge-offs (recoveries)	$(13)	$703	$43	$224	$(50)
Interest Rates and Yields:
Loans	4.47%	4.50%	5.10%	5.24%	5.48%
Securities (1)	2.18%	2.73%	3.04%	3.00%	3.14%
Total interest-earning assets (1)	3.41%	3.78%	4.56%	4.67%	4.95%
Deposits	0.67%	0.59%	1.14%	1.27%	1.38%
Borrowings and repurchase agreements	5.14%	3.16%	2.77%	2.88%	4.12%
Total interest-bearing liabilities	0.99%	0.81%	1.43%	1.58%	1.74%
Other Information:
Full-time equivalent employees	403	286	288	289	290

_____________________

This information is preliminary and based on CapStar data available at the time of this earnings release.

(1)  Net Interest Margin, Securities yields, and Total interest-earning asset yields are calculated on a tax-equivalent basis.

CAPSTAR FINANCIAL HOLDINGS, INC. AND SUBSIDIARY

Analysis of Interest Income and Expense, Rates and Yields (unaudited) (dollars in thousands)

Third quarter 2020 Earnings Release

	For the Three Months Ended September 30,
	2020			2019
	Average Outstanding Balance	Interest Income/ Expense	Average Yield/ Rate	Average Outstanding Balance	Interest Income/ Expense	Average Yield/ Rate
Interest-Earning Assets
Loans (1)	$1,906,449	$21,398	4.47%	$1,445,755	$19,955	5.48%
Loans held for sale	156,123	1,398	3.56%	101,835	1,050	4.09%
Securities:
Taxable investment securities (2)	271,838	1,332	1.96%	160,528	1,211	3.02%
Investment securities exempt from federal income tax (3)	51,851	343	3.35%	50,932	354	3.52%
Total securities	323,689	1,675	2.18%	211,460	1,565	3.14%
Cash balances in other banks	499,770	171	0.14%	110,690	645	2.31%
Funds sold	—	—	—	144	1	3.46%
Total interest-earning assets	2,886,031	24,642	3.41%	1,869,884	23,216	4.95%
Noninterest-earning assets	157,816			136,066
Total assets	$3,043,847			$2,005,950
Interest-Bearing Liabilities
Interest-bearing deposits:
Interest-bearing transaction accounts	$840,926	640	0.30%	$527,759	2,102	1.58%
Savings and money market deposits	610,942	2,537	1.65%	494,183	1,944	1.56%
Time deposits	505,391	1,299	1.02%	349,046	1,887	2.14%
Total interest-bearing deposits	1,957,259	4,476	0.91%	1,370,988	5,933	1.72%
Borrowings and repurchase agreements	39,431	510	5.14%	12,174	127	4.12%
Total interest-bearing liabilities	1,996,690	4,986	0.99%	1,383,162	6,060	1.74%
Noninterest-bearing deposits	691,205			333,885
Total funding sources	2,687,895			1,717,047
Noninterest-bearing liabilities	34,446			22,462
Shareholders’ equity	321,506			266,441
Total liabilities and shareholders’ equity	$3,043,847			$2,005,950
Net interest spread (4)			2.42%			3.21%
Net interest income/margin (5)		$19,656	2.72%		$17,156	3.66%

(1)	Average loan balances include nonaccrual loans. Interest income on loans includes amortization of deferred loan fees, net of deferred loan costs.
(2)	Taxable investment securities include restricted equity securities.
(3)	Yields on tax exempt securities, total securities, and total interest-earning assets are shown on a tax equivalent basis.
(4)	Net interest spread is the average yield on total average interest-earning assets minus the average rate on total average interest-bearing liabilities.
(5)	Net interest margin is annualized net interest income calculated on a tax equivalent basis divided by total average interest-earning assets for the period.

This information is preliminary and based on CapStar data available at the time of this earnings release.

CAPSTAR FINANCIAL HOLDINGS, INC. AND SUBSIDIARY

Non-GAAP Financial Measures (unaudited) (dollars in thousands except share data)

Third quarter 2020 Earnings Release

	Three Months Ended
	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019
Operating net income:
Net income	$7,487	$6,181	$1,346	$5,421	$6,466
Add: merger related expenses	2,548	448	290	163	187
Less: income tax impact of merger related expenses	(666)	(117)	(76)	(43)	(49)
Operating net income	$9,369	$6,512	$1,560	$5,541	$6,604

Operating diluted net income per share of common stock:
Operating net income	$9,369	$6,512	$1,560	$5,541	$6,604
Weighted average shares - diluted	21,960,490	18,320,006	18,443,725	18,443,916	18,532,479
Operating diluted net income per share of common stock	$0.43	$0.36	$0.08	$0.30	$0.36

Operating annualized return on average assets:
Operating net income	$9,369	$6,512	$1,560	$5,541	$6,604
Average assets	3,043,847	2,350,021	2,059,306	2,030,231	2,005,950
Operating annualized return on average assets	1.22%	1.11%	0.30%	1.08%	1.31%

Operating annualized return on average tangible equity:
Average total shareholders' equity	$321,506	$281,614	$278,550	$271,568	$266,441
Less: average intangible assets	(50,577)	(43,871)	(44,253)	(44,646)	(45,050)
Average tangible equity	270,929	237,743	234,297	226,922	221,391
Operating net income	$9,369	$6,512	$1,560	$5,541	$6,604
Operating annualized return on average tangible equity	13.76%	11.02%	2.68%	9.69%	11.83%

Operating efficiency ratio:
Total noninterest expense	$22,739	$18,934	$14,211	$15,266	$15,531
Less: merger related expenses	(2,548)	(448)	(290)	(163)	(187)
Total operating noninterest expense	20,191	18,486	13,921	15,103	15,344
Net interest income	19,656	17,675	16,661	16,581	17,156
Total noninterest income	14,804	10,823	5,874	5,719	6,788
Total revenues	$34,460	$28,498	$22,535	$22,300	$23,944
Operating efficiency ratio:	58.59%	64.87%	61.78%	67.73%	64.08%

Operating annualized pre-tax pre-provision income to average assets:
Income before income taxes	$9,602	$7,940	$771	$7,034	$8,538
Add: merger related expenses	2,548	448	290	163	187
Add: provision for loan losses	2,119	1,624	7,553	—	(125)
Operating pre-tax pre-provision income	14,269	10,012	8,614	7,197	8,600
Average assets	$3,043,847	$2,350,021	$2,059,306	$2,030,231	$2,005,950
Operating annualized pre-tax pre-provision income to average assets:	1.86%	1.71%	1.68%	1.41%	1.70%

	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019
Tangible Equity:
Total shareholders' equity	$333,895	$281,950	$275,790	$273,046	$268,082
Less: intangible assets	(50,222)	(43,633)	(44,008)	(44,393)	(44,790)
Tangible equity	$283,673	$238,317	$231,782	$228,653	$223,292

Tangible Common Equity:
Tangible equity	$283,673	$238,317	$231,782	$228,653	$223,292
Less: preferred equity	—	—	—	—	—
Tangible common equity	$283,673	$238,317	$231,782	$228,653	$223,292

Tangible Book Value per Share of Common Stock:
Tangible common equity	$283,673	$238,317	$231,782	$228,653	$223,292
Total shares of common stock outstanding	21,947,805	18,302,188	18,307,802	18,361,922	18,343,403
Tangible book value per share of common stock	$12.92	$13.02	$12.66	$12.45	$12.17

CAPSTAR FINANCIAL HOLDINGS, INC. AND SUBSIDIARY

Non-GAAP Financial Measures (unaudited) (dollars in thousands except share data)

Third quarter 2020 Earnings Release

	Nine Months Ended
	September 30, 2020	September 30, 2019
Operating net income:
Net income	$15,015	$17,001
Add: merger related expenses	3,286	2,491
Less: income tax impact of merger related expenses	(859)	(651)
Operating net income	$17,442	$18,841

Operating diluted net income per share of common stock:
Operating net income	$17,442	$18,841
Weighted average shares - diluted	19,583,448	18,670,280
Operating diluted net income per share of common stock	$0.89	$1.01

Operating annualized return on average assets:
Operating net income	$17,442	$18,841
Average assets	$2,486,433	$1,999,609
Operating annualized return on average assets	0.94%	1.26%

Operating annualized return on average tangible equity:
Average total shareholders' equity	$293,990	$261,615
Less: average intangible assets	(46,249)	(45,462)
Average tangible equity	247,741	216,153
Operating net income	$17,442	$18,841
Operating annualized return on average tangible equity	9.40%	11.65%

Operating efficiency ratio:
Total noninterest expense	$55,883	$46,728
Less: merger related expenses	(3,286)	(2,491)
Total operating noninterest expense	52,597	44,237
Net interest income	53,992	51,166
Total noninterest income	31,500	18,555
Total revenues	$85,492	$69,721
Operating efficiency ratio:	61.52%	63.45%